UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2011

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 2, 2011, State Street Corporation (“State Street”) entered into an underwriting agreement with Goldman, Sachs & Co. to sell $500,100,000 aggregate principal amount of State Street’s 4.956% Junior Subordinated Debentures due March 15, 2018 (the “Remarketed Junior Subordinated Debentures”), in a public offering pursuant to a registration statement on Form S-3 (File No. 333-157882) and a related prospectus supplement filed with the Securities and Exchange Commission. The Remarketed Junior Subordinated Debentures were originally issued as 6.001% Junior Subordinated Debentures due 2042 (the “Original Debentures”) to State Street Capital Trust III, a Delaware statutory trust (the “Trust”), in connection with the offering of the Trust’s 8.250% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities (the “Normal APEX”), liquidation amount $1,000 per security, in January 2008.

The net proceeds from the sale of the Remarketed Junior Subordinated Debentures will be used to purchase Treasury securities, maturing March 10, 2011, the proceeds of which will be used by the Trust on March 15, 2011 to make a final distribution to holders of the Normal APEX in respect of the Original Debentures and to satisfy the obligations of the Trust under stock purchase contracts, pursuant to which the Trust is obligated to purchase, and State Street is obligated to sell, a total of 5,001 shares of State Street’s Non-Cumulative Perpetual Preferred Stock, Series A, $100,000 liquidation amount per share.

The above description of the underwriting agreement is qualified in its entirety by reference to the underwriting agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to State Street, has issued an opinion to State Street, dated February 2, 2011, regarding the legality of the Remarketed Junior Subordinated Debentures to be issued and sold in the offering upon the issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 2, 2011, by and among State Street Corporation and Goldman, Sachs & Co.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated February 2, 2011

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

Date: February 7, 2011	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 2, 2011, by and among State Street Corporation and Goldman, Sachs & Co.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated February 2, 2011

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)